SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC   20549

                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  April 12, 1996




                   BURLINGTON NORTHERN SANTA FE CORPORATION

            (Exact name of registrant as specified in its charter)


          Delaware                     1-11535                 41-1804964

(State of other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)         Identification No.)



               3800 Continental Plaza
               777 Main Street
               Fort Worth, Texas                          76102-5384

              (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code:     (817) 333-2000


                                Not Applicable

        (Former name or former address, if changed since last report)



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Item 5. Other Events

Included as an exhibit to this report is an unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1995 prepared as if the business combination of Burlington Northern Inc. and Santa Fe Pacific Corporation (consummated on September 22, 1995) took place as of January 1, 1995.




Item 7.  Financial Statements and Exhibits

See Index to Exhibits on page E-1 for a description of the exhibits filed as a part of this report.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Burlington Northern Santa Fe Corporation
                               (Registrant)



                              By:    /s/   THOMAS N. HUND

                                       Thomas N. Hund
                                       Vice President and Controller
                                       (On behalf of the Registrant and as
                                       Principal Accounting Officer)




Schaumburg, Illinois
April 12, 1996



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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                              INDEX OF EXHIBITS

Exhibit 13.1 1995 Annual Report to Shareholders of Burlington Northern Santa Fe Corporation (pages 13-39 only)*

Exhibit 13.2 1994 Annual Report to Shareholders of Santa Fe Pacific Corporation (pages 12-32 only)*

Exhibit 13.3 Santa Fe Pacific Corporation Report on Form 10-Q for the quarter ended June 30, 1995*

Exhibit 23.1     Consent of Coopers & Lybrand L.L.P.

Exhibit 23.2     Consent of Price Waterhouse LLP

Exhibit 99.1     Pro Forma Financial Information




* Exhibit is incorported by reference as indicated.



                                     E-1

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